Exhibit 32.1

The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and pursuant to SEC Release No. 33-8238 are being “furnished” to the SEC rather than “filed” either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Schiff Nutrition International, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)             the accompanying Annual Report on Form 10-K of the Company for the annual period ended May 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii)             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2009	/s/ Bruce J. Wood
Bruce J. Wood President and Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Schiff Nutrition International, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)             the accompanying Annual Report on Form 10-K of the Company for the annual period ended May 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii)             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2009	/s/ Joseph W. Baty
Joseph W. Baty Executive Vice President and Chief Financial Officer